SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: May 12, 2003

                                   REVA, INC.
                                   ----------
                                   (New Name)


                             WORLD WIDE VIDEO, INC.
                             ----------------------
                                (Prior Name)
             (Exact name of registrant as specified in its charter)



  COLORADO                         0-26235                   54-1921580
-----------                        -------                   ----------
(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                     127 West Davis Street, Culpeper, VA 22701
                     ---------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (540) 727-7551
                                                            --------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS



A.     Shareholders voted to Amend the Articles to change the name to Reva, Inc.

       The Articles have also been amended by shareholders:

       ARTICLE FOUR is hereby amended as follows

                  "Reverse Stock Split. Each share of the Corporation's Common Stock, no par value, issued and outstanding immediately prior to May 12, 2003 (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock split"), into a fraction thereof of 1/16 of a share of the Corporation's outstanding Common Stock, no par value (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the May 12, 2003 represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender of such Old Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are classified under the terms hereof. From and after the May 12, 2003, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old certificates so surrendered. In the event that the Corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the May 12, 2003, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified until after reduced or increased in accordance with applicable law."

No shareholder shall be reversed to less than 100 shares, and no shareholder owning less than 100 shares shall be reversed. Fractional interests shall be rounded up to the next whole share.

B. The Reverse split of common stock of 1 for 100 is effective at Market Open on May 13, 2003.

C. The new trading symbol on the OTCBB is RVIA.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:
`
           3.3     Certificate of Amendment of Articles of Incorporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: May 12, 2003
                                        World Wide Video, Inc.

                                        By: /s/ John G. Perry
                                            ----------------------------
                                            John G. Perry, President